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                                                                 EXHIBIT 10.3.49


         R  E  S  T  A  T  E  D     S  T  O  C  K  H  O  L  D  E  R  S
                           A  G  R  E  E  M  E  N  T


                                 --------------

                                 April 17, 1998

                                 --------------


CIRA TECHNOLOGIES, INC., a Delaware corporation (the "Company") and each of the stockholders (each, a "Stockholder" and collectively, the "Stockholders") of the Company who has signed this Agreement or who has subsequently become a party to this agreement hereby agree as follows:

                                P R E A M B L E:

         The Stockholders and the Company desire to provide for the transfer of shares of common stock, par value $.001, of the Company ("Common Stock") and to restate the Stockholders Agreement entered into by the Company and the Stockholders on March 14, 1996.

                                     TERMS:

ARTICLE 1.  TRANSFER RESTRICTIONS.

         SECTION 1.1. TRANSFERS OF STOCKHOLDERS' COMMON STOCK. Except as provided in Section 1.3, 1.4 and 1.5 below, no interest in Common Stock that is owned, directly or indirectly, by any Stockholder on the date such Stockholder became a party to this Agreement or is subject to an option, warrant or other right to purchase in favor of the Stockholders existing on the date such Stockholder became a party to this Agreement or any other securities of the Company issued in respect thereof in any recapitalization (all of which may be referred to herein as "Subject Shares") may be given, sold, pledged or otherwise transferred to or owned by any person, and the Company shall not register on its books any transfer in violation of this Section 1.1.

         SECTION 1.2 LEGENDS. Any certificate representing any Subject Shares shall bear the following legends in larger or other contrasting type or color:

         These securities have not been registered under the Securities Act of 1933. These securities may not be offered for sale, sold or otherwise transferred unless they are registered under the Securities Act of 1933 or they or such offer, sale or transfer are exempt from such registration and the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer in form and substance, to that effect.

         The transfer of these shares is restricted by the terms of a Restated Stockholders Agreement among the Corporation and certain of its Stockholders dated April 17, 1998. Except as provided in such Agreement, these shares may not be given, sold, pledged or otherwise transferred. The Corporation will mail to the Stockholder a copy of such Agreement without charge within five days after receipt of written request therefor.



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         SECTION 1.3. RIGHT OF FIRST REFUSAL.

         (a) If a Stockholder is permitted to sell any of his Subject Shares pursuant to a bona fide offer to purchase Subject Shares owned by him (an "Offer") (such Stockholder is referred to as a "Seller") such Seller shall not sell his Subject Shares until such Seller abides by the provisions of this
Section 1.3 and shall send a copy of the Offer (a "Notice of Offer") to the Company within five (5) days after his receipt thereof.

         (b) After the Company receives notice of Offer, the Company may notify the Seller within thirty (30) days of the date of the Offer (the "Response Period") that it desires to purchase the Subject Shares subject to the Offer pursuant to its right of first refusal under this Section 1.3 in which case the Seller shall not sell the Subject Shares subject to the Offer pursuant to the Offer and shall sell the Subject Shares subject to the Offer to the Company on the terms and subject to the conditions of the Offer. Such notice from the Company is referred to as a "Response" herein.

         (c) If the Company sends a Response to the Seller during the Response Period stating that the Company desires to purchase the Seller's Subject Shares for the per share cash consideration to be paid to the Seller pursuant to the Offer, the Seller shall not sell his Subject Shares pursuant to the Offer and shall sell his Subject Shares to the Company.

         (d) If the Company elects to purchase the Seller's shares as provided in Section 1.3(c), such election shall be binding upon the Seller and on the day after the end of the Response Period, the Seller shall notify the Company of a time and place during regular business hours on a regular business day within 60 days of the date of the Offer when the Seller and the Company shall meet for the purpose of completing the sale of the Seller's Subject Shares. At such meeting the Company shall deliver a certified or cashiers' check to the Seller in an amount equal to the per share price set forth in the Offer multiplied by the number of Subject Shares to be purchased by the Company. The Seller shall deliver the certificates representing such Subject Shares to the Company duly endorsed for transfer and free and clear of all adverse claims (other than restrictions on transfer under this Agreement and applicable federal and state securities laws or those that are imposed by or through the Company).

         (e) If (i) the Seller delivers a copy of the Offer as provided in
Section 1.3(a) and (ii) the Company fails to (a) deliver a Response within the Response Period or (b) having exercised any of its right of first refusal under this Section 1.3, fails to take up and pay for the Subject Shares as required herein, the Seller may sell his shares pursuant to the terms and conditions of the Offer within sixty (60) days of the date of the Offer. If the sale of Subject Shares, pursuant to the Offer is not completed within sixty (60) days of the date of the Offer, the Offer shall be invalid and the Seller may not sell any of his Subject Shares pursuant thereto. No such sale shall be consummated unless: (i) the purchaser agrees in writing to comply with each of the provisions of this Agreement that apply to the Stockholders and agrees that such purchaser shall, upon the acquisition of the Subject Shares, be deemed to be one of the Stockholders hereunder and shall be bound by the terms hereof; and (ii) the sale to the purchaser is in compliance with all applicable federal and state securities laws and the Company has received (at is sole option) an opinion of counsel, in form and substance reasonably satisfactory to Company, to the effect that such Subject Shares or their sale or transfer are so in compliance.

         SECTION 1.4. PERMITTED TRANSFERS. The transfer restriction imposed by
Section 1.1 above shall not apply to:

         (a) any bona fide gift to a member of the immediate family of the donor or to a trust solely for the benefit of the donor or a member of his immediate family; provided, however, that (i) the Stockholder shall notify the Company of such gift or transfer before he makes it; (ii) the donee shall execute a written instrument in which such donee agrees to be bound by


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and comply with the provisions of this Agreement; and (iii) if such gift is not in compliance with all applicable federal and state securities laws and the Company has not received (at its sole option) an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such gift is so in compliance, no such gift shall be made; or

         (b) any transfer under the terms of the will of a Stockholder or pursuant to the laws of descent and distribution applicable to a Stockholder, provided however, that the transferee shall execute a written instrument in which such transferee agrees to bound by and comply with the provisions of this Agreement.

         Any Subject Shares transferred pursuant to the provisions of this
Section 1.4 remain Subject Shares hereunder and the donee or transferee thereof shall be treated as a "Stockholder" for the purposes of this Agreement.

         SECTION 1.5. OTHER TRANSFERS. If any Stockholder: (a) is required to transfer any or all of his Subject Shares pursuant to the final order of a domestic relations court, or (b) is the subject of an order for relief granted under Title 11 of the United States Code or any similar law, and his Subject Shares are to be transferred pursuant to the order of the applicable court, the Company shall have the right to purchase such Subject Shares for the Fair Market Value of Subject Shares as determined by the applicable court before such shares are transferred.

         "Fair Market Value" means the price at which the Subject Shares would change hands between a willing buyer and willing seller, neither being under any compulsion to buy or to sell and both having knowledge of relevant facts. In determining the Fair Market Value of Subject Shares, consideration shall be given to the transfer restrictions imposed on the Subject Shares, the minority position of the applicable Stockholder and the lack of a resale market for the shares of Common Stock of the Company, but no consideration need be given to any information concerning plans for the Company to make a public offering of its Securities or to be acquired by or merged with or into another firm or entity.

         SECTION 1.6. TERMINATION. The provisions of Article 1 shall terminate when the Common Stock of the Company has been registered and sold in a firm-commitment underwriting after the date hereof.

ARTICLE 2.  MISCELLANEOUS.

         SECTION 2.1. THIS AGREEMENT. This Agreement is an amendment and restatement of the Stockholders Agreement entered into by the Company and the Stockholders on March 14, 1996. This Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof and supersede and discharge all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter and negotiations. There are no oral conditions precedent to the effectiveness of this Agreement.

         SECTION 2.2. OPTION STOCKHOLDERS. The parties to this Agreement hereby consent to the admittance of persons who become Stockholders, by receiving newly issued shares of Common Stock, a transfer in compliance with Article 1 of this Agreement or exercising an option for the purchase of Common Stock, as parties to this Agreement.

         SECTION 2.3. SUCCESSORS AND ASSIGNMENT; TERMINATION OF RIGHTS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto, and except as otherwise specifically provided in this Agreement, their respective heirs, legal representatives, and successors. Neither this Agreement, nor any rights herein granted may be assigned, transferred or encumbered by any party, unless otherwise specifically provided herein. Upon the transfer of all of a Stockholder's Subject Shares and the payment therefor as provided in this Agreement, such Stockholder shall no longer have any rights under this Agreement.


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         SECTION 2.4. SEVERABILITY. The terms of this Agreement are severable and the invalidity of all or any part of any term of this Agreement shall not render invalid the remainder of this Agreement or the remainder of such term. If any term of this Agreement is so broad as to be unenforceable, such term shall be interpreted to be only so broad as is enforceable.

         SECTION 2.5. NOTICES. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given: (a) when delivered, if delivered in person;
(b) when sent, if sent by telecopy or other electronic means and confirmation of receipt is received; (c) the day designated as the delivery date, if sent by nationally recognized overnight courier service; or (d) two (2) days after being sent, if sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth next to such party's signature hereto and with such copies delivered, transmitted or couriered or mailed to such persons as are specified therein. Any party may change his address for notices in the manner set forth above.

         SECTION 2.6. SATURDAYS, SUNDAYS AND HOLIDAYS. Where this Agreement authorizes or requires a payment or performance on a Saturday, Sunday or public holiday, such payment or performance shall be deemed to be timely if made on the next succeeding business day.

         SECTION 2.7. THIRD PARTIES. Nothing herein expressed or implied is intended or shall be construed to give any person other than the parties hereto any rights or remedies under this Agreement.

         SECTION 2.8. GOVERNING LAW. The validity, terms, performance and enforcement of this Agreement shall be governed by laws of the State of Ohio that are applicable to agreements negotiated, executed, delivered and performed solely in the State of Ohio.

         SECTION 2.9. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing one or more counterparts.

         SECTION 2.10. CASE AND GENDER. In this Agreement words in the singular number include the plural, and in the plural include the singular; and words of the masculine gender include the feminine and the neuter, and when the sense so indicates words of the neuter gender may refer to any gender.

         SECTION 2.11. ARBITRATION. Any disputes, controversies or claims arising out of or relating to the negotiation, execution, delivery, performance or breach of this Agreement shall be settled by arbitration conducted if Franklin County, Ohio in accordance with the Commercial Arbitration Rules of the American Arbitration Association and judgment upon the award rendered by the arbitrators may be entered in any Court having jurisdiction thereof. If the amount claimed or disputed in such arbitration is equal to or more than One Hundred Thousand Dollars ($100,000), it shall be conducted before a panel of three arbitrators. All proceedings before and papers submitted to any arbitrator hereunder shall be held in the strictest confidence by the parties, the arbitrators and any attorneys participating therein.



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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Address                                     the Company:
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                                            CIRA TECHNOLOGIES, INC.
2232 Summit Street
Columbus, Ohio 43201
                                            By:  /s/ Richard G. Olsen
                                                 -------------------------------
                                                 Richard G. Olsen, President


                                            the Stockholders:
                                            -----------------

                                            NEOPROBE CORPORATION
425 Metro Place North, Suite 300
Dublin, Ohio 43017-1367
                                            By:  /s/ David Bupp
                                                 -------------------------------
                                                 David C. Bupp, President

63225 Jordan Court
Montrose, Colorado 81401                    /s/ Richard G. Olsen
                                            ------------------------------------
                                            RICHARD G. OLSEN

2112 Iuka Avenue
Columbus, Ohio 43212                        /s/ John L. Ridihalgh
                                            ------------------------------------
                                            JOHN L. RIDIHALGH


2087 Tremont Road
Columbus, Ohio 43221                        /s/ Richard McMorrow
                                            ------------------------------------
                                            RICHARD MCMORROW


2356 State Route 56 SW
London, Ohio 43140                          /s/ James R. Blakeslee
                                            ------------------------------------
                                            JAMES R. BLAKESLEE


                                            MUELLER & SMITH, LTD.
7700 Rivers Edge Drive
Columbus, Ohio 43235
                                            By: /s/ J. K. Mueller, Jr.
                                                --------------------------------
                                            Name:  J. K. Mueller, Jr.
                                            Title: Member

360 West Seventh Avenue
Columbus, Ohio 43201                        /s/ Pierre L. Triozzi
                                            ------------------------------------
                                            PIERRE L. TRIOZZI


2731 Selma Pike
Springfield, Ohio 45505                     /s/ Gregory Noll
                                            ------------------------------------
                                            GREGORY NOLL


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